

FIRST QUARTER 2020

FINANCIAL RESULTS CONFERENCE CALL

MAY 8, 2020

NYSE American: SDPI
www.sdpi.com

SAFE HARBOR STATEMENT

These slides contain forward-looking statements and information that are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, including, without limitations, the continued impact of COVID-19 on the business, the Company's strategy, future operations, success at developing future tools, the Company's effectiveness at executing its business strategy and plans, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, and ability to outperform are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward -looking statements contain such identifying words. These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, the duration of the COVID-19 pandemic and related impact on the oil and natural gas industry, the effectiveness of success at expansion in the Middle East, options available for market channels in North America, the deferral of the commercialization of the Strider technology, the success of the Company's business strategy and prospects for growth; the market success of the Company's specialized tools, effectiveness of its sales efforts, its cash flow and liquidity; financial projections and actual operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein.

Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

This presentation will discuss some non-GAAP financial measures, which the Company believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.



SUPERIOR
DRILLING PRODUCTS

TROY MEIER

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Strong Results Despite Significant Headwinds



Drill-N-Ream® leading well bore conditioning tool gaining international recognition

Tool revenue grew 5%

- Success in Middle East: nearly 4X growth
- Growing market penetration in U.S. with rig count down 25%
- Validates the value of the tool

Contract Services up 10%

- Repairing additional tools

Responding Rapidly
to Unprecedented State of the Oil & Gas Industry

Expect to weather storm and come out stronger when markets stabilize

Negotiated new pricing with U.S. DNR customer

- Price discount on tool sales
- Increased pricing on rush repairs

Amended agreement with legacy customer

- Price discount and minimum volumes eliminated
- Lifted exclusivity restrictions

Reduced cash burn to ~$1.1 million

Deferred principal payments on Hard Rock Note and working on extending mortgage

Continuing to pursue Middle East and other International opportunities

SUPERIOR DRILLING PRODUCTS



SUPERIOR
DRILLING PRODUCTS

CHRISTOPHER CASHION

CHIEF FINANCIAL OFFICER

REVENUE GROWTH DESPITE 25% U.S. RIG COUNT DECLINE

Compared with prior-year period unless otherwise noted
($ in millions)



$5.0
$4.5
$5.1
$4.3
$5.4
$3.4
$2.6
$3.2
$2.9
$3.6
$1.6
$2.0
$1.9
$1.4
$1.7
1Q19
2Q19
3Q19
4Q19
1Q20



$18.2
$19.0
$19.3
$13.1
$12.1
$12.3
$5.1
$6.9
$7.0
2018
2019
1Q20 TTM
Contract Services Revenue
Tool Revenue

Q1 up $0.3 million or more than 6%

- Contract Services up 10% due to expanded customer relationship to include repair of additional tools
- Tool Revenue up 5% reflecting a higher level of DNR activity

TTM revenue reflects higher demand from legacy customer

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

TOOL REVENUE UP 5% IN QUARTER

Compared with prior-year period unless otherwise noted
($ in millions)

Approximately $0.8 million from the rental of the DNR in the Middle East

Higher tool sales in quarter

Royalty and maintenance revenue up 9% quarter-over-quarter

Tool Revenue by Category



$3.4
$1.8
$1.7
1Q19
$2.6
$1.0
$1.6
2Q19
$3.2
$1.4
$1.8
3Q19
$2.9
$1.2
$1.7
4Q19
$3.6
$1.8
$1.8
1Q20
$13.1
$6.6
$6.6
2018
$12.1
$5.3
$6.8
2019
$12.3
$5.3
$7.0
1Q20 TTM
Other Related Tool Revenue*
Tool Sales / Rental

**Other Related Tool Revenue is comprised of royalty, maintenance and repair fees*
Numbers may not sum due to rounding

INVESTMENTS IN GROWTH

Compared with prior-year period unless otherwise noted
($ in millions)


Operating Expenses
$5.1
$1.0
$2.1
$2.0
1Q19
$4.8
$0.9
$1.8
$2.0
2Q19
$5.3
$0.7
$2.5
$2.1
3Q19
$4.7
$0.7
$1.9
$2.1
4Q19
$5.1
$0.8
$2.0
$2.3
1Q20
$17.9
$3.8
$7.1
$7.1
2018
$19.9
$3.4
$8.3
$8.2
2019
$19.9
$3.2
$8.2
$8.5
1Q20 TTM
Cost of Revenue
S G & A
D & A

Cost of revenue as a percent of sales increased 260 basis points

- International activity and severance costs

SG&A as a percent of sales decreased to 38% from 41%

- Reflects lower stock compensation expense and accrued bonus expense

Lower amortization expense as a result of fully amortizing a portion of intangible assets in May 2019

Began rapid cost reduction efforts in March 2020

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

Strong Operating Leverage

($ in thousands)

*GAAP & Adjusted Net Income (Loss)**


GAAP Net Income
Adjusted Net Income
$454
$318
$295
$124
$466
$198
($246)
($397)
($418)
($175)
1Q19
2Q19
3Q19
4Q19
1Q20
$2,468
$892
$904
($58)
($936)
($493)
2018
2019
1Q20 TTM

*Adjusted EBITDA**


$1,194
$1,074
$1,083
$621
$1,221
23.7%
23.6%
21.3%
14.3%
22.8%
1Q19
2Q19
3Q19
4Q19
1Q20
$5,074
$3,972
$3,998
27.8%
20.9%
20.7%
2018
2019
1Q20 TTM

* *Adjusted Net Income and Adjusted EBITDA are non-GAAP financial measures. Please see supplemental slides for a reconciliation between GAAP net income and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

SUPERIOR DRILLING PRODUCTS

Balance Sheet Improving

($ in millions)

Cash and Equivalents



$3.2
$2.8
$1.2
$3.3
6/30/2019
9/30/2019
12/31/2019
3/31/2020

Total Debt



$12.8
$7.4
$5.4
$10.9
$6.0
$4.9
$8.0
$3.0
$5.0
$7.6
$2.3
$5.4
12/31/2017
12/31/2018
12/31/2019
3/31/2020
All Other Debt
Hard Rock Note

Numbers may not sum due to rounding

Generated cash from operations of $2.2 million in Q1 2020

Reduction in accounts receivables

Debt Reduction

- Down $0.4 million since 12/31/19

Hard Rock Note

- Made $750,000 principal payment on the Hard Rock note after quarter close
- Remaining balance of $1.5 million deferred

Working with bank to extend maturity on mortgage due February 2021

SUPERIOR DRILLING PRODUCTS

CURRENT CONDITIONS AND ASSUMPTIONS

Difficult to predict duration of COVID-19 impact on industry

Q2 2020: Sharp fall off in in U.S. and slowed in Middle East

Expect Q3 to be worse in U.S. as Middle East activity begins to improve

Believe U.S. will not improve through 2020 and into 2021

Starting Phase II of reductions to further reduce cash burn

Expect Middle East and other international opportunities to increase

SUPERIOR DRILLING PRODUCTS

SUPERIOR
DRILLING PRODUCTS



Supplemental Information

ADJUSTED NET INCOME RECONCILIATION

	Three Months Ended				
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
GAAP Net Income (Loss)	$ (245,876)	$ (397,424)	$ (417,758)	$ 124,634	$ 198,046
Add back:					
Atypical bonus expense	88,200	88,200	415,438	88,200	88,200
Inventory impairment	-	136,000	-	-	-
Asset held for sale impairment	-	-	6,143	-	-
Intangible amortization	611,667	505,000	291,666	291,666	291,666
Loss (Gain) on disposition of assets	-	(14,147)	-	(1,500)	(112,234)
Tax effect	-	-	-	-	-
Recovery of Related Party Note Receivable	-	-	-	(678,148)	-
Non-GAAP Adjusted Net Income (Loss)	$ 453,991	$ 317,629	$ 295,489	$ (175,148)	$ 465,678

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

SUPERIOR DRILLING PRODUCTS

ADJUSTED NET INCOME RECONCILIATION

	Twelve Months Ended		
	December 31, 2018	December 31, 2019	March 31, 2020 TTM
GAAP Net Income (Loss)	$ (58,375)	$ (936,423)	$ (492,502)
Add back:			
Atypical bonus expense	377,746	680,038	680,038
Inventory impairment	116,396	136,000	136,000
Impairment on asset held for sale	-	6,143	6,143
Loss (Gain) on disposition of assets	14,013	(15,647)	(127,881)
Recovery of Related Party Note Receivable	(377,746)	(678,148)	(678,148)
Intangible amortization	2,400,000	1,699,999	1,379,998
Tax effect	(3,870)	-	-
Non-GAAP Adjusted Net Income(Loss)	$ 2,468,164	$ 891,962	$ 903,648

Adjusted net income is defined as net income as reported, adjusted for unusual or non-recurring items. Adjusted net income is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable to the measure as used by other companies. Nevertheless, the Company believes that providing non-GAAP information, such as adjusted net income is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income to the historical periods' net income.

ADJUSTED EBITDA RECONCILIATION

	Three Months Ended				
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
GAAP net income (loss)	$ (245,876)	$ (397,424)	$ (417,758)	$ 124,634	$ 198,046
Add back:					
Depreciation and amortization	1,011,105	930,410	738,555	748,333	760,764
Inventory Impairment	-	136,000	-	-	-
Interest expense (income), net	159,049	194,810	184,502	165,397	172,570
Share-based compensation	181,852	136,115	155,749	155,464	106,996
Net non-cash compensation	88,200	88,200	415,438	88,200	88,200
Recovery of Related Party Note Receivable	-	-	-	(678,148)	-
Loss (gain) on sale or disposition of assets	-	(14,147)	6,143	(1,500)	(112,234)
Income tax expense	-	-	-	18,550	6,210
Non-GAAP adjusted EBITDA[1]	$ 1,194,330	$ 1,073,964	$ 1,082,629	$ 620,930	$ 1,220,552
GAAP Revenue	$ 5,036,346	$ 4,543,442	$ 5,076,215	$ 4,341,010	$ 5,357,763
Non-GAAP EBITDA Margin	*23.7%*	*23.6%*	*21.3%*	*14.3%*	*22.8%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS

ADJUSTED EBITDA RECONCILIATION

	Twelve Months Ended		
	December 31, 2018	December 31, 2019	March 31,2020 TTM
GAAP net income (loss)	$ (58,375)	$ (936,423)	$ (492,502)
Add back:			
Depreciation and amortization	3,760,231	3,428,403	3,178,062
Interest expense, net	718,673	703,758	717,279
Share-based compensation	518,956	629,180	554,324
Net non-cash compensation	377,746	680,038	680,038
Impairment on asset held for sale	-	6,143	-
Recovery of Related Party Note Receivable	(377,746)	(678,148)	(678,148)
Inventory Impairment	116,396	136,000	136,000
(Gain) loss on sale or disposition of assets	14,013	(15,647)	(121,738)
Income tax (benefit) expense	3,640	18,550	24,760
Non-GAAP adjusted EBITDA[1]	$ 5,073,534	$ 3,971,854	$ 3,998,075
GAAP Revenue	$ 18,245,212	$ 18,997,014	$ 19,318,430
Non-GAAP EBITDA Margin	*27.8%*	*20.9%*	*20.7%*

Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS